SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      August 16, 2004

INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

South Carolina	0-24031	57-0910139

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1601 Shop Road, Suite E, Columbia, S.C.	29201

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (803) 736-5595

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 16, 2004 (as defined below) (solely furnished and not filed for purposes of Item 12).

Item 12. Results of Operations and Financial Condition.

     On August 16, 2004, Integrated Business Systems and Services, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2004 (the “Press Release”). The Press Release is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated into this Item 12 by reference.

     The information in the preceding paragraph, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
(Registrant)

Date: August 16, 2004	By:	/s/ George E. Mendenhall

Name: George E. Mendenhall
Title: Chief Executive Officer